United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 11, 2025
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Nevada	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	FNF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modification to Rights of Shareholders.

On June 11, 2025, at the Annual Meeting of Shareholders (the “Annual Meeting”), the stockholders of Fidelity National Financial, Inc. (the “Company”) approved the proposed redomestication by conversion of the Company from the State of Delaware to the State of Nevada (the “Redomestication”) pursuant to a plan of conversion (the “Plan of Conversion”), as described in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2025, as supplemented by the Company’s Additional Definitive Materials filed with the Securities and Exchange Commission on May 30, 2025 and June 2, 2025 (together, the “Proxy Statement”). Pursuant to the Plan of Conversion, the Company effected the Redomestication on June 11, 2025 by filing: (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) articles of conversion with the Nevada Secretary of State, and (iii) articles of incorporation with the Nevada Secretary of State (the “Nevada Charter”). The Company’s board of directors also adopted new bylaws (the “Nevada Bylaws”) to reflect the Redomestication.

At the effective time of the Redomestication:
•The Company’s domicile changed from the State of Delaware to the State of Nevada.
•The affairs of the Company ceased to be governed by the Delaware General Corporation Law and the Company’s existing certificate of incorporation and bylaws, and instead, became governed by the Nevada Revised Statutes, the Nevada Charter and the Nevada Bylaws.
•The Company continues to be the same entity and continues with all of the same rights, privileges and powers.
•The Company continues to have the same name, possesses all of the same properties, continues with all of the same debts, liabilities and obligations, and continues with the same officers and directors as immediately prior to the Redomestication.
•Each outstanding share of common stock of the Delaware corporation shall represent a share of the Nevada corporation and each outstanding certificate representing shares of the Delaware corporation shall be deemed an equivalent certificate representing shares of the Nevada corporation upon completion of the Redomestication
•The Company’s employee benefit and incentive plans continued, and each option, equity award or other right issued under such plans by the Delaware corporation automatically converted into an option, equity award or right to purchase or receive the same number of shares of common stock of the Nevada corporation, at the same price per share, upon the same terms and subject to the same conditions as before the Redomestication. All employee benefit and incentive plans of the Delaware corporation continue to be employee benefit and incentive plans of the Nevada corporation.

The Redomestication did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s current employees, including management. The Redomestication did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements will continue to be the rights and obligations of the Company after the Redomestication. The daily business operations of the Company will continue as they were conducted prior to the Redomestication. The consolidated financial condition and results of operations of the Company immediately after consummation of the Redomestication remain the same as immediately before the Redomestication.

Certain rights of the Company’s stockholders were changed as a result of the Redomestication. A more detailed description of the Plan of Conversion, Nevada Charter, and Nevada Bylaws, and the effects of the Redomestication, is set forth in Proposal 2 of the Proxy Statement, and the description contained therein is incorporated herein by reference. Copies of the Plan of Conversion, the Nevada Charter and the Nevada Bylaws are attached hereto as Exhibit 2.1, Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.07.     Submission of Matters to a Vote of Security Holders
As of April 14, 2025, the record date for the Annual Meeting, 274,639,798 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:

1. To elect three Class II directors to serve until the 2028 Annual Meeting of Shareholders or until their successors are duly elected and qualified or their earlier death, resignation or removal.

	FOR	WITHHELD	BROKER NON-VOTES
Hon. Halim Dhanidina	218,734,254	3,607,935	21,961,211
Daniel D. (Ron) Lane	196,257,655	26,084,534	21,961,211
Cary H. Thompson	200,015,477	22,326,712	21,961,211

Directors whose term of office as a director continued after the meeting are as follows:

Class III (term expires at the 2026 Annual Meeting of Shareholders):William P. Foley, II, Douglas K. Ammerman, Thomas M. Hagerty, Peter O. Shea, Jr.

Class I (term expires at the 2027 Annual Meeting of Shareholders): Raymond R. Quirk, Sandra D. Morgan, Heather H. Miller, John D. Rood

2. To approve the redomestication of the Company from the State of Delaware to the State of Nevada by conversion.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
147,059,505	74,874,567	408,117	21,961,211

3. To approve or disapprove a shareholder proposal to elect each director annually.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
201,904,946	11,266,965	4,055,600	27,039,103

4. To approve a non-binding advisory resolution on the compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
208,822,948	12,948,180	571,061	21,961,211

5. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year.

FOR	AGAINST	ABSTAIN
241,931,141	2,018,419	353,840

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1	Plan of Conversion
3.1	Articles of Incorporation of Fidelity National Financial, Inc.
3.2	Bylaws of Fidelity National Financial, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Financial, Inc.
Date:	June 12, 2025	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary